COMMON STOCK	PAB Bankshares, Inc.	CUSIP 69313P 10 1
THIS CERTIFICATE IS TRANSFEREABLE IN CRANFORD, N.J. OR IN NEW YORK, N.Y.	INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA	SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE EACH, OF

PAB Bankshares, Inc.

transferable only on the books of the Corporation by the holder hereof in person or duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, By-Laws and all Amendments thereto, to all of which the holder by acceptance hereof, assents.
    This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the Facsimile of its duly authorized officers.

        Dated

SECRETARY	PRESIDENT

COUNTERSIGNED AND REGISTERED:
    REGISTRAR AND TRANSFER COMPANY
        (Cranford, New Jersey)             TRANSFER AGENT
                                                                                         AND REGISTRAR

BY

                                                                       AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right of survivorship		under Uniform Gifts to Minors
	and not as tenants in common		Act

Additional abbreviations may also be used though not in the above list.

For value received,____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 14Ad-15.